UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 23, 2012 (April 17, 2012)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2012, SM Energy Company (the “Company”) issued a press release announcing that the Company's Board of Directors approved a semi-annual cash dividend of $0.05 per share of common stock outstanding. The dividend will be paid on May 2, 2012, to stockholders of record as of the close of business on April 27, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

On April 20, 2012, the Company issued a press release announcing that it has scheduled a teleconference call to discuss the first quarter of 2012 earnings results on May 3, 2012, at 8:00 a.m. Mountain time. The teleconference call is publicly accessible, and the press release includes instructions as to when and how to access the teleconference. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 8.01    Other Events.

On April 20, 2012, the Company announced that the borrowing base under the Company's existing credit facility was increased from $1.3 billion to $1.5 billion as a result of its lenders' regularly scheduled semi-annual redetermination process. The commitment amount from the bank group of $1.0 billion and the other terms of the credit facility remained unchanged and are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2011. A copy of the press release announcing the borrowing base increase is filed as Exhibit 99.3 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are filed or furnished as part of this report:
	Exhibit 99.1**	Press release of the Company dated April 17, 2012, entitled SM Energy Declares Semi-Annual Cash Dividend
	Exhibit 99.2**	Press release of the Company dated April 20, 2012, entitled SM Energy Schedules First Quarter 2012 Earnings Conference Call
	Exhibit 99.3*	Press release of the Company dated April 20, 2012, entitled SM Energy Announces Increase in Credit Facility Borrowing Base
_________________________
* Filed with this Current Report on Form 8-K.
** Furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	April 23, 2012	By:	/s/ KELLY E. COLLINS
Kelly E. Collins
Director of Financial Reporting & Assistant Corporate Secretary